EXHIBIT 99.1

News Release FOR IMMEDIATE RELEASE

Media Contact: Julie Pekarek Chief Marketing Officer 414.977.4254 jpekarek@merge.com

MERGE HEALTHCARE ANNOUNCES PRIVATE PLACEMENT OF PREFERRED AND COMMON STOCK

Milwaukee, WI, April 2, 2010 – Merge Healthcare (NASDAQ: MRGE) (“Merge”), a health IT solutions provider, announced today that it has completed a private placement of preferred and common stock totaling $41.75 million, which is specified for use in funding a portion of the proposed acquisition of AMICAS, Inc. (NASDAQ: AMCS) (“AMICAS”), a provider of medical imaging software and services.  Pursuant to the previously-announced definitive merger agreement between Merge and AMICAS, a subsidiary of Merge commenced a tender offer on March 19, 2010 to purchase all of the outstanding shares of common stock of AMICAS for $6.05 per share of common stock validly tendered in the tender offer and not withdrawn.  The merger agreement contains a commitment from Merge to provide $40 million in preferred equity to the acquisition.  This private placement will satisfy that commitment and is scheduled to close prior to the close of the tender offer to AMICAS shareholders.

Merge entered this securities purchase agreement with fourteen institutional and other accredited investors, pursuant to which Merge will issue an aggregate of 41,750 shares of Series A Non-Voting Preferred Stock and 7,515,000 shares of common stock for a total purchase price of $41.75 million, before fees and expenses. The securities to be issued in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements of the Securities Act.   Merge has agreed to file a registration statement with the SEC covering the resale of the common stock issued in the private placement, provided however, that pursuant to the terms of the securities purchase agreement the investors shall be restricted from transferring the shares acquired in the private placement without the prior consent of Merge (other than to an affiliate) until the earlier of the first anniversary of their issuance or the occurrence of a “change of control” as defined in the securities purchase agreement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security.  The terms and conditions of the tender offer are described in the tender offer documents, which have been mailed to AMICAS stockholders and filed with the Securities and Exchange Commission (“SEC”). In particular, Merge has filed with the SEC a tender offer statement on Schedule TO setting forth in detail the terms of the tender offer and AMICAS has filed with the SEC a solicitation/recommendation statement on Schedule 14D-9 setting forth in detail, among other things, the recommendation of the AMICAS board of directors that AMICAS stockholders tender their shares pursuant to the tender offer. These documents contain important information about the transaction, and investors and security holders are urged to read them carefully before making any decision with respect to the tender offer.  Investors and security holders can obtain free copies of the Schedule TO, Schedule 14D-9 and other filings containing information about Merge and AMICAS, without charge, at the SEC’s website (http://www.sec.gov). A free copy of the tender offer materials may also be obtained from Merge’s website at http://www.merge.com and from the AMICAS website at http://www.amicas.com.   In addition, investors and security holders will be able to obtain free copies of these documents by contacting Laurel Hill Advisory Group, the Information Agent for the tender offer, at 100 Wall Street, 22nd floor, New York, NY 10005, telephone: (888) 742-1305.

About Merge Healthcare
Merge Healthcare Incorporated develops solutions that automate healthcare data and diagnostic workflow to enable a better electronic record of the patient experience, and to enhance product development for health IT, device and pharmaceutical companies.  Merge products, ranging from standards-based development toolkits to sophisticated clinical applications, have been used by healthcare providers, vendors and researchers worldwide for over 20 years. Additional information can be found at www.merge.com.

About AMICAS
AMICAS, Inc. (www.amicas.com) is a leading independent provider of imaging IT solutions. AMICAS offers the industry’s most comprehensive suite of image and information management solutions — from radiology PACS to cardiology PACS, from radiology information systems to cardiovascular information systems, from revenue cycle management solutions to enterprise content management tools designed to power the imaging component of the electronic medical record (EMR). AMICAS provides a complete, end-to-end solution for radiology practices, imaging centers, and ambulatory care facilities. Hospitals and integrated delivery networks are provided with a comprehensive image management solution for cardiology and radiology that supports EMR strategies to enhance clinical, operational, and administrative functions.

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Merge Healthcare Incorporated - cautionary statement regarding forward-looking statements
This press release contains “forward-looking statements,” including forward-looking statements regarding Merge’s offer to acquire AMICAS.  Merge has used words such as “believes,” “intends,” “anticipates,” “expects” and similar expressions to identify forward-looking statements.  These statements are based on information currently available to Merge and are subject to a number of risks and uncertainties that may cause Merge’s actual results of operations, financial condition, cash flows, performance, business prospects and opportunities and the timing of certain events to differ materially from those expressed in, or implied by, these statements.  Such statements may also include, but are not limited to, statements about the benefits of the proposed transaction, expected future earnings, revenues, cost savings, operations, business trends and other such statements that are not historical facts, which are or may be based on Merge’s plans, estimates and projections.  Such forward-looking statements involve risks and uncertainties, many of which are beyond the control of Merge, that could cause Merge’s actual results to differ materially from those indicated in any such forward-looking statements. Such factors include, but are not limited to, integration activities, increased competition, Merge’s ability to integrate its software products with those of AMICAS, unanticipated expenses in connection with litigation, settlement of legal disputes, regulatory investigations or enforcement actions, Merge’s indebtedness and ability to pay its indebtedness, tax law changes, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions of the transaction, adverse effects on the market price of Merge’s common stock and on Merge’s operating results because of a failure to complete the proposed acquisition, failure to realize the expected benefits of the proposed acquisition, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined company following the completion of the proposed acquisition. These risks, uncertainties and other factors include, without limitation, those matters discussed in Item 1A of Part I of Merge’s Annual Report on Form 10-K for the year ended December 31, 2008, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.  Except as expressly required by the federal securities laws, Merge undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances, or for any other reason.  The following discussion should be read in conjunction with Merge’s consolidated financial statements and notes thereto appearing in its Annual Report on Form 10-K, and Item 1A, “Risk Factors” in both its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

AMICAS, Inc.  - cautionary statement regarding forward-looking statements
This press release contains forward-looking statements. These forward-looking statements include, without limitation, statements regarding the expected benefits of the proposed transaction, future performance, and the completion of the transaction. These statements are based on the current expectations of management of AMICAS, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this press release, many of which are beyond AMICAS’ ability to control or predict. For example, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merge Acquisition Agreement; the outcome of any legal proceedings that have been or may be instituted against AMICAS and others relating to the transaction; or the failure to satisfy other conditions to consummation of the transaction; the failure of the transaction to close for any other reason; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of certain financings that will be obtained for the transaction; and other risks detailed in AMICAS’ current filings with the Securities and Exchange Commission (SEC), including its most recent filings on Forms 10-Q and 10-K, which are available at www.sec.gov. All forward-looking statements in this press release are qualified by these cautionary statements and are made only as of the date of this release. AMICAS is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Important additional information will be filed with the SEC.